Exhibit 99.1

February 28, 2011OTCBB: OMBP Omni Bio Pharmaceutical Investor Presentation

Forward-Looking Statements Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. The forward-looking statements in this presentation are based on information available to us as of the date any such statements are made and we assume no obligation to update these forward-looking statements. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include the risks described from time to time in our reports filed with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at www.sec.gov. We refer you to the "Forward-Looking Statements" and "Risk Factors" sections of these filings. 2

Omni Overview

- Omni's core strategy is based on licensing issued (3) and pending patent applications (24) that cover new uses for an existing FDA-approved drug, Alpha-1 Antitrypsin (AAT).
  - Existing FDA approval for treatment of emphysema means that there are limited safety issues and a potentially reduced time to market
  - Market opportunity for lead candidate in treatment of Type 1 diabetes, is currently in Phase I/II human clinical trial, with a defined market opportunity of $700 million annually in the US alone
  - Broad intellectual property portfolio covering infectious and immunological disease classifications
  - Strategic Material Transfer Agreement with major pharmaceutical company for Type 1 diabetes trial
  - World Class Scientific Team and Strong Management

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Investor Highlights IP Approach Acceptance Innovation Broad intellectual property position in major markets- Diabetes, transplant rejection, GVHD, influenza and biohazards FDA approved pharmaceutical applied to new and large markets Outsourced business model requiring low overheadCapital requirements primarily focused on sponsored research and protection of intellectual property Three (3) U.S. patents issued, twenty-four (24) patents pending under licensing agreements with University of Colorado-Denver Broad application to immunological and infectious disease classifications Over 20 year safety record Drug Safety 4

The Opportunity When How What To develop, patent, and commercialize a previously approved (FDA) drug in new patented (pending) indications with large market opportunities. An existing FDA approval for an existing drug means there are limited safety issues and a significantly reduced time to market for new indications. FDA approval to focus on efficacy, and 505 (B)(2) approval process allowing such compounds to potentially have a reduced regulatory time frame compared to a new drug with no safety record. Why Three large existing manufacturers of Alpha-1 Antitrypsin ("AAT") are seeking new markets for this drug. Who Omni possesses a broad portfolio of patents and patent applications related to the treatment of infectious diseases and immunological conditions with AAT. 5

Alpha-1-Antitrypsin (AAT)

Core Technology

- A naturally occurring anti-inflammatory protein without the side effects of cortisone
- FDA approved
- One of best safety records of any biological
- Prescribed for emphysema and chronic obstructive pulmonary disorder in AAT deficient patients - $400M market (per Talecris)
- Administered once a week by infusion

Advantages

- Anti-migratory
- Anti-complement
- Prevents maturation of antigen presentation
- Induces T-regulatory cells
- Inhibits responses to inflammatory cytokine
- Increases production of anti-inflammatory molecules
- Inhibits destructive enzymes such as proteinase-3
- Protective of tissue injury, patients have significantly *less* pneumonia episodes while receiving AAT based on 13 years follow-up

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Target Populations (with pending human clinical trials)

Type 1 Diabetes	Type 2 Diabetes	Graft vs. Host Disease (GVHD)	Transplant Rejection
2M in US including adults 15-18,000 Type 1 juvenile diabetics diagnosed in US each year (40-50/day) No alternative to insulin therapy 50,000 pre-Type 1 diabetics may benefit	**24M in US** Treatment of patients failing current therapy and/or high risk of cardiovascular complications is approximately 2.4M	**Up to 25,000 patients (US) undergo bone marrow or cord blood transplants annually for the late stage treatment of cancer where no other form of therapy is available.**	**Unmet medical need to reduce complications of chronic immuno-suppressive drugs in heart, kidney, liver, lung and pancreas transplantation. Appx. 25,000 transplants annually.**

<u>These markets potentially dwarf AAT's existing $400 Million Market in Emphysema and COPD</u>

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IP Portfolio Licensee of three patent portfolios from the University of Colorado-Denver comprising 3 issued and 24 filed patents Two issued patents and additional patent applications for the treatment of viral diseases including Influenza and HIV-1 Patent applications for the treatment of graft vs. host disease (GVHD), transplant rejection, islet transplantation and Type 1 and Type 2 diabetes One issued patent and additional patent applications for the treatment of bacterial diseases, including tuberculosis and anthrax (biohazard) An affiliate of the University of Colorado owns approximately 5% of Omni's common stock 8

Research & Development Pipeline Diabetes (Type 1) Transplant Rejection Flu Tuberculosis Anthrax AAT Laboratory In-VitroProof-of-Concept Studies Proof-of-ConceptAnimal Studies FDA Approved Human Clinical Trial (IND) Diabetes (Type 2) 9

FDA Approved Human Clinical Trial in T1 Diabetes

- Objective: Preventing the destruction of insulin-producing islet (beta) cells, the cause of Type 1 diabetes
- Initial patients have been infused in Phase 1/2 human clinical trial of AAT in recently diagnosed Type 1 diabetics
- Barbara Davis Center for Childhood Diabetes at the University of Colorado Hospital, Denver
- Eight weekly infusions of AAT
- Recognized endpoints (same as for immunosuppressive depleting antibodies)
- Two-year trial period with data reviewed at least quarterly
- We intend to expand the trial to a total of 50 patients in 2011 (subject to financing)

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Type 1 Diabetes Market Opportunity $700,000,000 yearly recurring market opportunity for newly diagnosed type 1 diabetes patients (30,000 recently diagnosed type 1 patients at $25,000 per treatment (US only))Potential royalty agreement with an existing manufacturer of AAT with expectations of 15-30% revenue royalty Omni's sublicense royalty to University of Colorado is 30% 11

Lewis et al. PNAS 2005 STZ PancreasIHC AAT Prolongs Islet Allograft Survival Toxicity from STZ (streptozotocin) in vivo reduced by AAT in vivo 12

Protecting islet inflammatory response is reduced by AAT in vitro 13 Lewis et al. PNAS 2005 Live Mouse Islet Culture IL- 1??

The AAT Impact on Human Islets Fresh Islets Human Islets: Effect of cytokine induced toxicity and protection by AAT Disintegrating, dying islets, as takes place in vivo by immune attack Intact, living islets protected by AATduring an immune attack + AAT 48 Hours with IL-1? 14

Proceedings of the National Academy of Sciences 16242-16247-October 21, 2008 Vol. 105-No. 42 Departments of *Surgery and ‡Medicine, Harvard Medical School, Boston, MA 02115; §Genomics Center, †Transplant Research Center, and Division of Endocrinology, Beth Israel Deaconess Medical Center, Boston, MA 02115; and Joslin Diabetes Center, Boston, MA 02115Communicated by Charles A. Dinarello, University of Colorado Health Sciences Center, Denver, CO, August 18, 2008 (received for review May 8, 2008) AAT Treatment Aborts Diabetogenic Autoimmunity and Induces Specific Immune Tolerance to Beta-Cells in NOD Mice with New-Onset T1DM. AAT Treatment Alters the Balance of Immunity and Inflammation in the Pancreatic Lymph Node (PLN) AAT Treatment Exerts an Anti-inflammatory Effect on Critical Insulin Sensitive Tissues 15

Short-term AAT treatment improves glycemic control inNOD mice treated with insulin: a model for Type 1 and Type 2 diabetes: restoration of beta cell mass 16

AAT Treatment restores insulin content in NOD islets NOD-control AAT-treated glucagon insulin 17

Approximately 25 million type 2 diabetics in US with approximately 10% of population not responding significantly to current form of treatment. This population is at severe risk of cardiovascular or other complications.Potential Market of 2.5 million patients Type 2 Paper 18 Role of IL-1b in Type 2 DiabetesCharles A. Dinarelloa,b, Marc Y. Donathc and Thomas Mandrup-Poulsend

glucose beta-cell FFA fat cell IL-1b beta-celldeath Islet Macrophage IL-1b IL-1Ra Pro IL-1b IL-1b caspase-1 AAT glucose Free Fatty Acids(FFA) AAT AAT IL-1b AAT Islet Macrophage AAT IL-1b IL-1b IL-1b AAT Protects the beta-cell in Type 2 Diabetes 19

Late Stage Type 1 and Type 2

Stage Type 1 diabetes trial in late onset diabetics and Type 2 diabetes trial in patients at severe risk of cardiovascular complications

- Dr. Marc Donath
- Professor of Endocrinology, diabetes and metabolism
- University of Basel Hospital, Basel, Switzerland
- 2008 Novartis Prize in Diabetes award winner

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Islet Transplantation for Type 1 diabetic patients shows promising results with the use of non-diabetogenic immunosuppressive therapy.Proceedings of the National Academy of Sciences: 12153-12158 : August 23, 2005 Vol. 102-no. 34 All Controls Reject in Two Weeks 21

Day 7 after transplantation (typical day of immune attack) AAT Albumin AAT-treated mice show intact islet structure and a limited immune population at the islet border. Right panel, albumin treated controls exhibit destroyed islets under a dense immune attack. Islet graft 22

Organ Transplantation in US Excluding Bone Marrow 23 United States Organ Transplants by Type: United States Organ Transplants by Type: Year: 2009 2008 All Organs 28,463 27,966 Kidney 16,829 16,521 Pancreas 379 436 Kidney/Pancreas 854 837 Heart 2211 2,163 Lung 1,660 1,478 Heart/Lung 30 27 Intestine 180 185 US Department of Health and Human Services US Department of Health and Human Services

Proposed GVHD Human Clinical Trial-Graft vs Host Disease
University of Michigan-Ann Arbor
Principal Investigator-Dr. Pavan Reddy –Associate Professor

Allogeneic Bone Marrow Transplant (BMT) and GVHD

Allogeneic BMT is a curative therapy against many hematological diseases
Combines Tumor intrinsic (by chemo) and extrinsic (immunotherapy)
Utility limited by major toxicity GVHD
GVHD is immune mediated damage of host tissue by donor cells
Presents as rash, diarrhea and liver damage
Incidence is 30-60%-depending on type and source of donor
Severe GVHD-grade 4 is fatal in 90% within 6 months

Market: Approximately 25,000 bone marrow and cord blood transplants a year in US

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IL-18/IFN? Cellular infiltrate AAT AAT AAT AAT AAT Responding Cellular Elements in Host Liver Human Islets Cytokines Chemokines Nitric Oxide IL-1b Treating Islet Transplantation with AAT 25

AAT for Graft versus Host Disease (bone marrow transplantation) 26

Flu alone Flu + AAT 27 AAT: Protects Cells from Flu Infection 27

Targeted 2011 Milestones: Complete Patient Infusion of first 15 Patients (Q2) First Type 1 Diabetes Patient Data Disclosure (end of Q2/early Q3) Potential commitment for additional drug supply from major supplier (Q2/Q3) Expansion of licensing agreements and IP (Q2/Q3) Initiate Expansion of Type 1 Clinical Trial to 50 Patients (Q3/Q4) Commencement of Clinical Trial in GVHD (Q3) Commencement of Clinical Trial in late onset Type 1 diabetes (Q3) Commencement of Clinical Trial in Type 2 diabetes (Q4) (all references to calendar quarters) 28

Comparables 29

($ in Millions) Dec. 31, 2010 March 31, 2010 Cash 0.6 1.8 Current Assets 0.9 1.8 Total Assets 0.9 1.9 Current Liabilities 0.1 0.2 Total Stockholders' Equity 0.8 1.7 Total Liabilities and Stockholders' Equity 0.9 1.9 Balance Sheet 30

OTC BB: OMBPFiscal year end: March 31Outstanding shares at Dec 31, 2010: 29.0 millionCommon Stock & Equivs. O/S at Dec 31, 2010: 39.6 millionClosing Stock price at February 23, 2011: $4.0052 week range: $2.99 - $10.10Headquarters: Greenwood Village, COAuditors: Hein & Associates, LLPCorporate and Intellectual Property Counsel Faegre & Bensen, LLP About Omni Bio 31

Our Team 32 Chief Executive Officer - James D. Crapo, MD - Professor of Medicine-National Jewish Hospital (1996-Present) - Chief, Division of Allergy, Critical Care and Respiratory Medicine- Duke University (1979-1996) - Assoc. Dean, School of Medicine, University of Colorado-Denver (1996-2004)-- - Prior Experience as CEO of Aeolus (AOLS) and Chairman of Lifevantage(LFVN) - MD, University of Rochester Chief Scientific Officer - Charles A. Dinarello, MD - Professor of Medicine-University of Colorado-Denver- Member of the National Academy of Sciences - World's fourth most-cited scientist for 20 years (1982-2003 Institute for Scientific Information )- Numerous international awards :- 2008 Sheik Hamdan Prize (United Arab Emirates)- 2009 Crafoord Prize (Royal Swedish Academy of Sciences)- 2009 Albany Medical School Prize (largest prize in medicine in USA)- 2010 Paul Ehrlich Prize and Novartis Prize in Immunology (Germany)- MD, Yale University

Our Team (continued) Chief Operating Officer - Edward C. Larkin- 30 years experience in securities, corporate finance and regulatory matters including contractual and negotiating experience- Prior experience as a director of NASDAQ-listed companies- MBA, University of Denver; BS Finance, University of Colorado Chief Financial Officer - Robert C. Ogden, CPA - 20 years senior financial management experience- CPA with major public accounting firm- Prior CFO of NASDAQ listed company and other microcap companies BS Commerce, University of VirginiaChairman of Scientific Advisory Board - Michael D. Iseman, MD -Professor of Infectious Diseases-National Jewish Hospital -Considered one of top experts in the world on tuberculosisPrincipal Investigator - Leland Shapiro, MD -Associate Professor of Medicine -Broadly Published Researcher on Alternative Uses of AAT -Certified by American Board of Internal Medicine 33

Investment Opportunity World-class scientific leadership and strong management team Proven pharmaceutical applied to new and large markets Phase 1/2 human clinical trial for Type 1 diabetes in progress. Three patents issued and 24 patents pending under licensing agreements Sponsored research and license agreements in place Outsourced business model requiring low overhead. Omni Investment Opportunity 34